UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 12, 2012

CHROMADEX CORP.
 (Exact name of registrant as specified in its charter)

Delaware	000-53290	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10005 Muirlands Boulevard, Suite G, Irvine, California, 92618
(Address of principal executive offices, including zip code)

(949) 419-0288
 (Registrant's telephone number, including area code)

Copies to:
Harvey Kesner, Esq.
Henry Nisser, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 11, 2012, Frank Jaksch, our Chief Scientific Officer, was appointed as our Chief Executive Officer and President and Jeffrey Himmel voluntarily resigned from the foregoing positions as well as from our board of directors.

On June 11, 2012, we entered into the Separation and Release Agreement with Mr. Himmel, a copy of which is appended hereto as Exhibit 10.1.  Mr. Himmel will be entitled to a lump sum payment of approximately $285,000. In connection with Mr. Himmel’s resignation, a trust of which he is the trustee agreed to sell 1,333,333 shares of our common stock to certain of our stockholders. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 annexed hereto and is incorporated herein by reference.

On June 11, 2012, Debra Heim voluntarily resigned as our Chief Operating Officer and the President of our Consumer Products Division.  On June 11, 2012, we entered into the Separation and Release Agreement with Ms. Heim, a copy of which is appended hereto as Exhibit 10.2.  Ms. Heim will be entitled to a lump sum payment of approximately $76,000. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.2 annexed hereto and is incorporated herein by reference.

ITEM 7.01           REGULATION FD DISCLOSURE

On June 12, 2012, we issued a press release announcing that we had appointed Mr. Jaksch as our Chief Executive Officer and President as well as the resignations of Mr. Himmel and Ms. Heim.  A copy of the press release is appended hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit No.	Description

10.1	Separation and Release Agreement with Jeffrey Himmel
10.2	Separation and Release Agreement with Debra Heim
99.1	Press Release

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 12, 2012

CHROMADEX CORP.

By:	/s/ Frank Jaksch
Name:	Frank Jaksch
Title:	Chief Executive Officer